UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06445

The Herzfeld Caribbean Basin Fund, Inc.

(Exact name of registrant as specified in charter)

119 Washington Ave. Suite 504, Miami Beach, FL 33139

(Address of principal executive offices) (Zip code)

Erik M. Herzfeld

119 Washington Ave. Suite 504, Miami Beach, FL 33139

(Name and address of agent for service)

Registrant's telephone number, including area code: 305-777-1660

Date of fiscal year end: 6/30/2023

Date of reporting period: 7/1/2022 - 12/31/2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SHAREHOLDER REPORT

(a)

The Herzfeld Caribbean Basin Fund, Inc.

Semi-Annual Report
December 31, 2022

The Herzfeld Caribbean
Basin Fund, Inc.

119 Washington Avenue, Suite 504
Miami Beach, FL 33139
(305) 777-1660

Investment Advisor

HERZFELD/CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
119 Washington Avenue, Suite 504
Miami Beach, FL 33139
(305) 777-1660

Administrator, Transfer Agent
and Fund Accountant

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Sub-Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue Brooklyn
New York, NY 11219

Custodian

Fifth Third Bank N.A.
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

Counsel

Troutman Pepper Hamilton Sanders LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

The Herzfeld Caribbean Basin Fund, Inc.’s investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor’s view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela (“Caribbean Basin Countries”). The Fund invests at least 80% of its total assets in equity and equity-linked securities of issuers, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in Caribbean Basin Countries.

Listed NASDAQ Capital Market
Symbol: CUBA

Letter to Stockholders (unaudited)

Dear Fellow Stockholders,

We are pleased to present our Semi-Annual Report for the six-month period ended December 31, 2022. On that date, the net asset value (“NAV”) of the Fund was $4.55 per share, up 5.18% over the six months then ended, adjusted for distributions. The Fund’s share price closed the period at $3.68 per share, a decline of 0.77% over the same semi-annual time period, adjusted for distributions. For calendar year 2022, the Fund’s net asset value and price declined 19.08% and 20.27%, respectively, in each case adjusted for distributions. Our NAV per share increase during the six-month period, together with the decrease in our share price, resulted in a widening of the price discount to NAV from -13.39% to -19.12%.

The Fund seeks long-term capital appreciation through investment in companies that we believe are poised to benefit from economic, political, structural, and technological developments in the Caribbean Basin. Part of the investment strategy focuses on companies in the region that we believe would benefit from the resumption of U.S. trade with Cuba. Since it is impossible to predict when the U.S. embargo will be lifted, we have concentrated on investments that we believe can do well even if there is no political or economic change with respect to Cuba.

Caribbean Basin Update

The Caribbean Basin economies continued their recovery that started in 2021. The global pandemic caused significant economic pain to the tourism-centric Caribbean as Gross Domestic Product (“GDP”) dropped more than 10% in 2020 for almost all Caribbean countries with countries like The Bahamas, St. Lucia, and Antigua and Barbuda declining more than 20%. After starting their recovery later than most Group of Twenty (“G20”) countries, the countries of the Caribbean have seen some of the quickest recoveries as tourism has returned and commodity exports have increased. Real GDP growth for the region was 5.1% in 2021, accelerated to 12.4% for 2022, and is now estimated by the International Monetary Fund (“IMF”) to be 7.3% for 2023, the highest of any region.

Tourist arrivals to the islands continue to trend in the right direction increasing 68.1% year-over-year to nearly 17 million people. This is only 11.7% off 2019’s record pace of arrivals to the region. With all the positive indicators in the region, global belt tightening by the world’s central banks could yet constrict performance in the region by negatively affecting demand for commodity exports and reducing discretionary spending available for use in the Caribbean. So far, interest rate hikes have not significantly slowed the

Thomas J. Herzfeld
Chairman and
Portfolio Manager

Letter to Stockholders (unaudited) (continued)

recovery in the region but we are cognizant of the experience from the last two recessions, the Great Recession of 2008 and the COVID-19 recession, both of which saw significant pullbacks in Caribbean economies. With that cautionary view in mind and given that we see no immediate meaningful economic downturn on the horizon, we believe the trend of continued growth in the region will continue.

In addition to these economic factors, there has been recent litigation that has the potential to be a drag on performance for some companies doing business in Cuba. In May of 2019, the Trump administration ended the suspension of Title III of the Helms-Burton Act, thereby allowing people with valid claims to confiscated property in Cuba to seek compensation. Following this change, 44 lawsuits were filed by these claimants seeking compensation from businesses using the subject properties. Up until December 30th, none had resulted in a significant award with six cases being dismissed, 10 being appealed, and one settled. However, on December 30th, in a ruling that was a surprise to many, a U.S. district court judge in Florida ruled that four cruise line operators, Carnival Corp., MSC Cruises S.A., Norwegian Cruise Line Holdings Ltd., and Royal Caribbean Cruises Ltd., must pay $436 million in total damages to Havana Docks Corp., previous owner of the Havana Cruise Port Terminal before confiscation by the Cuban government, for using its port for business. The cruise lines immediately announced their intention to appeal. One potential side note to this action is that many of the 6,000 Cuban claim holders who have not chosen to litigate at this time may become emboldened by the ruling and pursue their claims through litigation. Whether or not the Havana Docks Corp. ruling is upheld on appeal, investors in Caribbean Basin companies doing business in Cuba (and investors in any future Cuban businesses) will have to evaluate the risk of exposure to potential litigation under the Helms-Burton Act.

Portfolio

2022 was a year that many investors are going to want to forget. Equities and fixed income saw their first significant bear markets in some time. For equities, this was the first protracted bear market since the Great Recession 15 years earlier while at the same time the 40-year rally in fixed income came to an abrupt close with the worst year for U.S. and Global Aggregate fixed income on record. With few places to hide, 2022 was extremely difficult for investors to navigate. We saw these impacts on our portfolio holdings as rising interest rates gave investors pause as to what multiple they were willing to pay for equities now that the risk-free rate of return was no longer zero.

Royal Caribbean Cruises Ltd. (RCL) was the top performer over the six-month period gaining 41.59%. RCL turned in its first profitable quarter after 10 consecutive quarters of losses in the wake of the global pandemic. Just when cruise lines appeared to be on the mend, rising interest rates caused investors to pause in the first half of 2022. Cruise lines generally added significant debt to their balance sheets during the early part of the pandemic in order to stay solvent when revenues dropped abruptly to zero. With rates

Erik M. Herzfeld
President and
Portfolio Manager

Letter to Stockholders (unaudited) (continued)

rising sharply throughout 2022, refinancing some of the short-term debt incurred by the cruise lines is now significantly more expensive. On a positive note, 2023 is forecast to be the first calendar year of profits for RCL since 2019 which should help the company dig its way out of its sizable debt burden. RCL’s revenue results have exceeded analyst expectations for the last two quarters, which bodes well for the company as it continues to see cruisers return even as the global economy slows. We believe the recovery will continue for the industry and RCL will be one of the leaders as it has now surpassed Carnival Corp. (CCL) as the largest cruise line by market cap.

Copa Holdings S.A. (CPA), the portfolio’s regional airline holding, was another top performer gaining 31.25% over the six-month period. Much like the cruise lines, CPA has benefitted from the reopening of economies from the depths of the pandemic. CPA’s most recent monthly traffic statistics show it has more than fully recovered as the return to travel, strong pricing power, and leaner cost structure should be a recipe for further gains. The airline has guided 15% capacity growth for 2023 which could increase revenues significantly as much of the investments made in the 2022 expansion could start to bear fruit. Jet fuel prices dropping in the latter half of 2022 also provided opportunities for airlines to hedge jet fuel costs at lower levels while maintaining their pricing power with travelers. At its current valuation, we believe CPA appears cheap versus its peers as it has one of the lowest debt profiles in the industry and it appears poised to reinstate its dividend in 2023.

Lennar Corp. (LEN) rounds out the top performers gaining 29.50% over the six-month period. One of the region’s largest homebuilders, LEN had a tumultuous year as aggressive Fed hikes caused average 30-year mortgage rates to jump from 3.27% at the start of the year to a high of 7.35% thereby eating into affordability for many homeowners. LEN sold off the early part of 2022 as investors weighed rising rates and a potential slowdown in new homes built. Despite these headwinds, LEN was able to generate record revenue of $33.7 billion, a 24% gain over 2021’s previous record revenue. With the pandemic housing boom ending, we do not expect the company to be able to replicate the last two years of profit margins and revenues which is why the company is trading at a price per earnings ratio (“P/E”) of 5.00. While we believe housing demand will continue to outstrip supply until the imbalance that started during the Great Recession is over, the bigger issue right now is affordability. We expect demand to soften as a result of these rate impacts but at the current valuation, we believe the slowdown to be priced in.

The largest detractor over the six-month period was Popular, Inc. (BPOP) which declined 12.44%. BPOP reported record revenue in 2022 but with rates rising sharply, investors reassessed the price they were willing to pay for the bank’s shares. The company started the year at a P/E of 7.03 and finished the year at a P/E of 4.79. BPOP closed 2022 as the cheapest regional bank by P/E while also generating 22% return on equity (ROE), the second highest of the 50 plus regional banks that we track. BPOP has been able to generate significant ROE despite net interest margins decreasing by over 100 basis points

Ryan M. Paylor
Portfolio Manager

Letter to Stockholders (unaudited) (continued)

since their 2019 peak. Banks are typically hard hit during a period of recession and it is our view that BPOP is already at recession pricing despite no recession in sight as the Caribbean economies continue to show solid growth and the U.S. maintains its slowing but still positive growth.

The worst performer was Spanish Broadcasting System, Inc. (SBSAA) which declined 51.72%. The company has struggled to grow with its sizable debt load burdening the business. Traditional radio has been struggling with all the new options available to potential listeners and SBSAA has been unable to reinvest in the business to compete with many of these new app based and on demand competitors. We have been reducing the position as our view of a potential recovery in the business has soured.

Margo Caribe, Inc. (MRGO) declined 20.00% on the back of declining year-over-year revenue of -4.4% in its latest earnings report. MRGO was a major beneficiary during the early stages of the pandemic when homeowners increased expenditures on landscaping. The exponential growth the business saw in the early stages of the pandemic has now moderated as people have returned to their pre-pandemic ways. The sharp rise in revenue allowed the company to retire debt, fortify its balance sheet, and expand its business offerings providing more diversification in the business to weather future downturns. The company, which trades on the OTC market, began reporting earnings in 2021 after stopping earnings reports in 2009. We see the return of earnings filings as a positive and may preclude a return to a major exchange. We remain constructive on the company as the now profitable business could be a potential buyout candidate as there are record amounts of cash in private equity firms looking for attractively priced businesses. We think this is one of them.

Outlook

We believe the Caribbean Basin region is poised to continue its above trend growth despite global central banks tightening monetary policy. We do not foresee a slowdown in travel to the region in 2023 which should continue to boost revenues to the region. Additionally, with commodity prices significantly higher than they were pre-pandemic, commodity exporting nations in the Caribbean are expected to continue to generate significant profits. Commodity importing countries have been dealing with the increased burden of higher prices but they have been able to pass on these costs to travelers to the region in the form of higher booking costs and higher discretionary spending by travelers at destination locations. Revenue per available room has surpassed pre-pandemic levels and operating margins have increased which supports our bullish view of the region.

We remain overweight travel related stocks as we believe there is still more growth to be had in cruise lines, hotels, airlines, and companies supporting these industries in the Caribbean Basin. Technology has never been a significant holding in the Fund and it remains that way. Even with our overweight positioning of cyclical stocks, our holdings are priced at a forward P/E of 11.40 which appears attractive when compared to the 17.68 forward P/E of the S&P 500 Index®. We believe that the portfolio is well positioned for the continued outperformance of value over growth in 2023 while also benefitting from the expected high single-digit growth in the Caribbean Basin. We believe that this expected growth will at minimum support current valuations and more likely drive valuations higher.

Letter to Stockholders (unaudited) (continued)

Largest Allocations

The following tables present our largest investment and geographic allocations as of December 31, 2022.

Geographic Allocation	% of Net Assets	Largest Portfolio Positions	% of Net Assets
USA	48.25%	New Fortress Energy, Inc.	8.91%
Mexico	17.79%	MasTec, Inc.	8.41%
Puerto Rico	15.24%	First BanCorp.	6.74%
Panama	6.44%	Popular, Inc.	5.67%
Bermuda	4.71%	NextEra Energy, Inc.	5.48%
Liberia	4.55%	Aersale Corp.	5.31%
Netherlands	1.69%	Norwegian Cruise Line Holdings Ltd.	4.71%
Cayman Islands	1.26%	Royal Caribbean Cruises Ltd.	4.55%
Money Market Funds	0.15%	Martin Marietta Materials, Inc.	4.46%
Liabilities in excess of other asssets	-0.08%	Copa Holdings, S.A.	4.19%
	100.00%

Quarterly Distribution in Stock and Cash

On February 3, 2023, under the Fund’s managed distribution policy (the “Policy”), we announced a quarterly distribution in the amount of $0.173625 per share for common stockholders to be paid March 31, 2023. The distribution will be paid in cash or shares of our common stock at the election of stockholders. The distribution in stock or cash is consistent with the Fund’s prior two quarterly distributions.

The total amount of cash distributed to all stockholders will be limited to 20% of the total distribution to be paid, excluding any cash paid for fractional shares. The remainder of the distribution (approximately 80%) will be paid in the form of shares of our common stock. The exact distribution of cash and stock to any given stockholder will be dependent upon his/her election as well as elections of other stockholders, subject to the pro-rata limitation.

We believe that this cash and stock distribution will allow the Fund to strengthen its balance sheet and to be in position to capitalize on potential future investment opportunities.

The primary purpose of the Policy is to provide stockholders with a constant, but not guaranteed, fixed minimum rate of distribution each quarter (currently set at the annual rate of 15% of the Fund’s net asset value as determined on June 30, 2022 and payable in quarterly installments). The Fund cannot predict what effect, if any, the Policy will have on the market price of its shares or whether such market price will reflect a greater or lesser discount to net asset value as compared to prior to the adoption of the Policy.

Letter to Stockholders (unaudited) (continued)

Daily net asset values and press releases by the Fund are available on our website at www.herzfeld.com/cuba.

We would like to thank the members of the Board of Directors for their hard work and guidance and also thank our fellow stockholders for their continued support and suggestions.

Sincerely,

Thomas J. Herzfeld Chairman of the Board and Portfolio Manager	Erik M. Herzfeld President and Portfolio Manager	Ryan M. Paylor Portfolio Manager

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The commentary is intended to assist stockholders in understanding our performance during the six months ended December 31, 2022. The views and opinions in this letter were current as of January 26, 2023. Statements other than those of historical facts included herein may constitute forward-looking statements regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, including statements relating to management’s beliefs that the cash and stock distribution will allow the Fund to strengthen its balance sheet and to be in a position to capitalize on potential future investment opportunities, when there can be no assurance either will occur, and other factors may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to the Fund’s future financial or business performance, strategies or expectations. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Fund. We undertake no duty to update any forward-looking statement made herein. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Portfolio composition is subject to change.

Investment Results (unaudited)

Average Annual Total Returns*
(For the periods ended December 31, 2022)

	Six Months	One Year	Five Year	Ten Year
The Herzfeld Caribbean Basin Fund
Net asset value per share	5.18%	-19.08%	-0.93%	1.69%
Market value per share	-0.77%	-20.27%	0.07%	2.32%

S&P 500® Index**	2.31%	-18.11%	9.42%	12.56%
MSCI Emerging Markets ex Asia Index ***	4.03%	-15.96%	-3.22%	-2.45%

Total annual operating expenses, as disclosed in the Herzfeld Caribbean Basin Fund (the “Fund”) N-2 dated April 15, 2021, and amended June 29, 2021, were 3.20% of average daily net assets. During the six months ended December 31, 2022, the Adviser voluntarily waived its management fee by 10 basis points (from 1.45% to 1.35%) in support of the Fund’s initiative to attempt to reduce the stock price discount to net asset value. Additional information pertaining to the Fund’s expense ratios as of December 31, 2022 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (305) 777-1660.

*

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than 1 year are not annualized.

**

The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

***

The MSCI Emerging Markets ex Asia Index (the “Index”) captures large and mid cap representation across 15 Emerging Markets countries (Brazil, Chile, Colombia, Czech Republic, Egypt, Greece, Hungary, Mexico, Peru, Poland, Qatar, Saudi Arabia, South Africa, Turkey and United Arab Emirates). With 264 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country excluding Asia. The index is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

Schedule of Investments as of December 31, 2022 (unaudited)

Shares or Principal Amount	Description	Fair Value
Common Stocks — 99.93% of net assets

Aerospace and Defense — 5.31%
99,206	Aersale Corp.*	$1,609,121

Airlines — 4.19%
15,250	Copa Holdings, S.A.*	1,268,343

Banking and finance — 16.48%
42,089	Banco Latinoamericano de Comercio Exterior, S.A.	681,842
16,956	Evertec, Inc.	549,035
160,604	First BanCorp. (Puerto Rico)	2,042,883
25,899	Popular, Inc.	1,717,622

Communications — 1.64%
10,698	América Móvil, S.A.B. de C.V. Series L ADR	194,704
209,144	América Móvil, S.A.B. de C.V.	188,886
479,175	Fuego Enterprises, Inc.*[1]	20,652
207,034	Grupo Radio Centro S.A.B. de C.V.*	38,352
2	Sitios LatinoAmerica S.A.B. de C.V.	1
31,272	Spanish Broadcasting System, Inc.*	21,820
33,226	Telesites S.A.B. Series B-1	32,565

Construction and related — 22.00%
155,645	Cemex, S.A.B. de C.V. ADR*	630,362
20	Ceramica Carabobo Class A ADR*[1]	—
4,000	Martin Marietta Materials, Inc.	1,351,880
29,868	MasTec, Inc.*	2,548,636
70,117	PGT Innovations, Inc.*	1,259,301
5,000	Vulcan Materials Company	875,550

Food, beverages and tobacco — 7.50%
503,164	Becle, S.A.B. de C.V.	1,098,628
18,900	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	147,756
13,110	Fomento Económico Mexicano, S.A.B. de C.V. ADR	1,024,153

See accompanying notes to the financial statements.

Schedule of Investments as of December 31, 2022 (unaudited)

Shares or Principal Amount	Description	Fair Value
Housing — 3.73%
12,500	Lennar Corporation	$1,131,250

Investment companies — 0.05%
70,000	Waterloo Investment Holdings Ltd.*[1]	15,680

Leisure — 13.95%
6,745	Marriott Vacations Worldwide Corporation	907,810
116,578	Norwegian Cruise Line Holdings Ltd.*	1,426,915
78,605	Playa Hotels and Resorts N.V.*	513,291
27,863	Royal Caribbean Cruises Ltd.*	1,377,268

Mining — 0.04%
3,872	Grupo México, S.A.B. de C.V. Series B	13,650

Retail — 2.69%
1,270	Grupo Elektra, S.A.B. de C.V. Series CPO	71,380
210,222	Wal-Mart de México, S.A.B. de C.V. Series V	743,041

Transportation infrastructure — 3.98%
5,175	Grupo Aeroportuario ADR	1,205,723

Trucking and marine freight — 1.71%
137	Seaboard Corporation	517,204

Utilities — 15.65%
23,200	Caribbean Utilities Ltd. Class A	292,320
6,092	Consolidated Water Company Ltd.	90,162
700	Cuban Electric Company*[1]	—
19,854	NextEra Energy, Inc.	1,659,794
63,602	New Fortress Energy, Inc., Class A	2,697,997

Other — 1.01%
55,921	Margo Caribe, Inc.*	307,566
79	Siderurgica Venezolana Sivensa, S.A. Series B*[1]	—

Total common stocks (cost $24,340,668)		30,273,143

See accompanying notes to the financial statements.

Schedule of Investments as of December 31, 2022 (unaudited)

Shares or Principal Amount	Description	Fair Value
Bonds — 0.00% of net assets
$165,000	Republic of Cuba - 4.5%, 1977 - in default*[1]	$—

Total bonds (cost $63,038)		—

Money Market Funds — 0.15%
45,712	Federated Hermes Government Obligations Fund, Institutional Class, 4.10%[2]	45,712

Total money market funds (cost $45,712)		45,712

Total investments (cost $21,449,418) — 100.08% of net assets		30,318,855

Liabilities in excess of other assets — (0.08)% of net assets		(25,551)

Net assets — 100%		$30,293,304

The investments are concentrated in the following geographic regions (as percentages of net assets)(unaudited):

United State of America	48.25%
Mexico	17.79%
Puerto Rico	15.24%
Panama	6.44%
Other, individually under 5%**	12.28%
100.00%

[1]	Securities have been fair valued in good faith using fair value methodology approved by the Board of Directors. Fair valued securities comprised 0.12% of net assets.
[2]	Rate disclosed is the seven day effective yield as of December 31, 2022.
*	Non-income producing
**	Amount includes liabilities in excess of other assets of (0.08)%

See accompanying notes to the financial statements.

Statement of Assets and Liabilities as of December 31, 2022 (unaudited)

ASSETS

Investments in securities, at fair value (cost $21,449,418) (Notes 2 and 3)		$30,318,855
Cash		3,062
Dividends receivable		19,469
Deferred offering costs (shelf) (Note 7)		67,342
Other assets		9,647

TOTAL ASSETS		30,418,375

LIABILITIES

Accrued investment advisor fee (Note 4)	$34,865
Accrued Administrator fees	5,684
Accrued professional fees	14,426
Accrued trustee fees	47,210
Accrued other expenses	22,886

TOTAL LIABILITIES		125,071

NET ASSETS (Equivalent to $4.55 per share based on 6,654,961 shares outstanding)		$30,293,304

Net assets consist of the following:
Common stock, $0.001 par value; 100,000,000 shares authorized; 6,654,961 shares issued and outstanding
Paid-in capital		24,871,456
Accumulated earnings		5,421,848

NET ASSETS		$30,293,304

See accompanying notes to the financial statements.

Statement of Operations For the Six Months Ended December 31, 2022 (unaudited)

INVESTMENT INCOME

Dividends (net of foreign withholding tax of $16,055)		$232,376
Total investment income		232,376

EXPENSES

Investment advisor fees (Note 4)	$235,932
Professional fees	50,744
Director fees	65,210
Compliance and operational support services fees (Note 4)	30,246
Audit	20,460
Administration fees (Note 4)	32,767
Transfer agent fees	14,518
Printing and postage	27,218
Custodian fees	2,766
Listing fees	16,756
Other	73,392
Total expenses		570,009
Fees voluntarily waived by investment advisor		(16,271)
Net operating expenses		553,738

NET INVESTMENT LOSS		(321,362)

NET REALIZED AND CHANGE IN UNREALIZED GAIN/LOSS ON INVESTMENTS
Net realized loss on investments and foreign currency	(223,733)
Change in unrealized appreciation/depreciation on investments and foreign currency	2,631,165

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY		2,407,432

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$2,086,070

See accompanying notes to the financial statements.

Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2022 (unaudited)	For the Year Ended June 30, 2022
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment loss	$(321,362)	$(808,643)
Net realized gain (loss) on investments and foreign currency	(223,733)	2,250,124
Change in unrealized appreciation/depreciation on investments and foreign currency	2,631,165	(8,891,696)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,086,070	(7,450,215)

DISTRIBUTIONS TO STOCKHOLDERS
From earnings	—	(1,343,479)
Return of capital	(2,254,097)	(4,951,954)

TOTAL DISTRIBUTIONS	(2,254,097)	(6,295,433)

CAPITAL TRANSACTIONS
Reinvestment of distributions, 440,041 and 1,028,536 shares issued, respectively	1,803,023	5,052,306
Payments for 338,382 and 302,216 shares repurchased, respectively	(1,685,921)	(2,109,770)
NET INCREASE (DECREASE) IN NET ASSETS FROM COMMON STOCK TRANSACTIONS	117,102	2,942,536

TOTAL INCREASE (DECREASE) IN NET ASSETS	(50,925)	(10,803,112)

NET ASSETS

Beginning of year	30,344,229	41,147,341

End of year	$30,293,304	$30,344,229

See accompanying notes to the financial statements.

Financial Highlights

	Six Months Ended December 31, 2022	Year Ended June 30
	(unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data:
Net asset value, beginning of period	$4.63	$7.06	$4.76	$7.59	$8.00	$8.32

Operations:
Net investment loss[1]	(0.05)	(0.14)	(0.13)	(0.10)	(0.08)	(0.11)
Net realized and unrealized gain (loss) on investment	0.34	(1.07)	3.04	(1.72)	(0.02)	(0.09)
Total from investment operations	0.29	(1.21)	2.91	(1.82)	(0.10)	(0.20)

Less distributions to shareholders from:
Net realized gains	(0.35)	(0.23)	—	(0.11)	(0.31)	(0.12)
Return of capital	—	(0.83)	(0.62)	(0.90)	—	—
Total distributions	(0.35)	(1.06)	(0.62)	(1.01)	(0.31)	(0.12)

Anti-dilutive effect due to common stock repurchases	0.01	0.01	0.01	—	—	—
Dilutive effect due to dividend reinvestment	(0.03)	(0.17)	—	—	—	—

Net asset value, end of period	$4.55	$4.63	$7.06	$4.76	$7.59	$8.00
Per share market value, end of period	$3.68	$4.01	$6.27	$3.70	$6.36	$6.60

Total Investment return based on market value per share[2]	(0.77)%[3]	(22.50)%	91.31%	(27.37)%	2.16%	(6.82)%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$30,293	$30,344	$41,147	$29,196	$46,542	$49,048
Ratio of expenses to average net assets after waiver	3.40%[4]	3.47%	3.15%[5]	3.10%	2.79%	2.72%[6]
Ratio of expenses to average net assets before waiver	3.50%[4]	3.57%	3.25%[5]	3.20%	2.79%	2.72%[6]
Ratio of net investment income (loss) to average net assets after waiver	(1.98)%[4]	(2.17)%	(2.14)%[5]	(1.51)%	(1.06)%	(1.29)%[6]
Portfolio turnover rate	3%[3]	9%	12%	8%	6%	19%

[1]	Computed by dividing the respective period’s amounts from the Statement of Operations by the average outstanding shares for each period presented.
[2]

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at actual prices pursuant to the Fund’s Dividend Reinvestment Plan.

[3]	Not Annualized.
[4]	Annualized.
[5]	This figure includes expenses incurred as a result of the expiration of the Fund’s shelf registration. The overall impact on the Fund’s ratios is an increase of 0.06% (Note 7).
[6]	This figure includes expenses incurred as a result of the expiration of the Fund’s shelf registration. The overall impact on the Fund’s ratios is an increase of 0.22% (Note 7).

See accompanying notes to the financial statements.

Notes to Financial Statements (unaudited)

NOTE 1. ORGANIZATION AND RELATED MATTERS

The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940, as amended, and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ Capital Market and trades under the symbol “CUBA.”

The Fund’s investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country (collectively, “Caribbean Basin Companies”). Under normal conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Countries. This 80% policy may be changed without stockholder approval upon sixty days written notice to stockholders. The Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information

Notes to Financial Statements (unaudited) (continued)

available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1:	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2:

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3:

Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined, in

Notes to Financial Statements (unaudited) (continued)

good faith, by the Advisor, as “valuation designee” under the oversight of the Board of Directors.

The following table summarizes the classification of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)
Common Stocks
USA	$14,580,363	$—	$36,332	$14,616,695
Mexico	5,389,201	—	—	5,389,201
Puerto Rico	4,309,540	307,566	—	4,617,106
Panama	1,950,185	—	—	1,950,185
Bermuda	1,426,915	—	—	1,426,915
Liberia	1,377,268	—	—	1,377,268
Netherlands	513,291	—	—	513,291
Cayman	382,482	—	—	382,482
Bonds
Cuba	—	—	—	—
Money Market Funds	45,712	—	—	45,712
Total Investments in securities	$29,974,957	$307,566	$36,332	$30,318,855

The fair valued securities (Level 3) held in the Fund consisted of Cuban Electric Company, Ceramica Carabobo, Fuego Enterprises, Inc., Siderurgica Venezolana Sivensa S.A., Waterloo Investment Holdings Ltd. and Republic of Cuba 4.5% bond.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used to determine fair value as of December 31, 2022.

Level 3
Balance as of 6/30/22	$—
Sales	—
Realized gain/(loss)	—
Change in unrealized gain/(loss)	15,680
Transfer into Level 3	20,652
Transfer out of Level 3	—
Balance as of 12/31/22	$36,332

Under procedures approved by the Board of Directors, the Advisor provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize

Notes to Financial Statements (unaudited) (continued)

independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Advisor convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when determining a fair value. The Advisor may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discount may be applied due to the nature or duration of any restrictions on the disposition of investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Advisor employs various methods for calibrating these valuation approaches including a regular view of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

The Fund adopted policies to comply with the SEC’s new Rule 2a-5 under the 1940 Act, which establishes a regulatory framework for registered investment company fair valuation practices. The Fund’s fair value policies and procedures and valuation practices were updated prior to the rule’s required compliance date of September 8, 2022. Under Rule 2a-5, the Fund’s Board of Directors designated the Advisor as the Fund’s “Valuation Designee” to make fair value determinations.

Income Recognition

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex- dividend date or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recognized on an accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities. It is the Fund’s practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency. Withholding on foreign taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

Notes to Financial Statements (unaudited) (continued)

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Counterparty Brokers

In the normal course of business, substantially all of the Fund’s money balances and security positions are custodied with the Fund’s custodian, Fifth Third Bank N.A. The Fund also transacts with other brokers. The Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Fund’s management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Fund’s policy is to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Under these provisions, the Fund is not subject to federal income tax on its taxable income and no federal income or excise tax provision is required.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders

Under a managed distribution plan, for the six months ended December 31, 2022 the Fund paid distributions to stockholders payable in quarterly installments at an annual rate set at 15% of the Fund’s June 30, 2022 NAV. The quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. For the six months ended December 31, 2022, a distribution from return of capital of $0.173625 per share was declared on August 22, 2022, and November 18, 2022, respectively.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the

Notes to Financial Statements (unaudited) (continued)

fiscal year in which the amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Derivatives Risk Management Program

The Fund adopted policies and procedures to comply with the SEC’s new Rule 18f-4 under the 1940 Act, which limits the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and when applicable, appoint a derivatives risk manager. The Fund adopted a derivatives risk management program to implement and comply with Rule 18f-4 prior to the SEC’s required compliance date of August 19, 2022 in the event it is required to rely on Rule 18f-4.

NOTE 3. RESTRICTED SECURITIES OWNED

Investments in securities include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds, $140,000 purchased for $52,850 on February 15, 1995 and $25,000 purchased for $10,188 on April 27, 1995, that are currently segregated and restricted from transfer. The bonds were listed on the New York Stock Exchange (“NYSE”) and had been trading in default since 1960. A “regulatory halt” on trading was imposed by the NYSE in July 1995 and trading in the bonds was suspended as of December 28, 2006. The NYSE has stated that following the suspension of trading, application will be made to the Securities and Exchange Commission to delist the issue. As of December 31, 2022 the position was valued at $0 under procedures approved by the Board of Directors.

Investments in securities also include 700 shares of Cuban Electric Company, 482 shares purchased for $4,005 on September 30, 2005 and 218 shares purchased for $1,812 on September 30, 2005, which are currently segregated and restricted from transfer. As of December 31, 2022, the position was valued at $0 under procedures approved by the Board of Directors.

NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Transactions with Affiliates

HERZFELD / CUBA (the “Advisor”), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund’s investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund’s average daily net assets. Total fees for the six months ended December 31, 2022 amounted to $235,932, before the waiver described below. Mr. Thomas J. Herzfeld is the owner of the Advisor.

The Advisor has agreed to voluntarily waive its management fee by ten basis points, in support of the Fund’s initiative to attempt to reduce the stock price discount to NAV. For the six months ended December 31, 2022, the Advisor waived fees in the amount of $16,271. As of December 31, 2022 the Fund owed the Advisor $34,865.

Notes to Financial Statements (unaudited) (continued)

TMorgan Advisers, LLC (“TMA”) has been engaged by the Advisor to provide, among other things, certain compliance and operational support services with respect to the Fund, including the services of Mr. Thomas K. Morgan as the Fund’s chief compliance officer. The fees charged by TMA for services to the Fund are billed directly to the Fund by TMA. Fees charged by TMA and/or Mr. Morgan for services provided to the Advisor are paid directly by the Advisor. For the six months ended December 31, 2022, the total compliance and operational support services fees paid or payable by the Fund to TMA amounted to $30,246.

Other Service Providers

Under a Master Services Agreement between Ultimus Fund Solutions, LLC (“Ultimus”) and the Fund, Ultimus is responsible for fund administration, including generally managing the administrative affairs of the Fund, and supervising the preparation of reports to stockholders, reports to and filings with the SEC and materials for meetings of the Board. Ultimus is also responsible for fund accounting, including calculating the net asset value per share and maintaining the financial books and records of the Fund. Ultimus also serves as the transfer agent and provides shareholder services to the Fund. The Master Services Agreement permits Ultimus to subcontract for the provision of services it has contracted for under the Master Services Agreement, and Utimus has subcontracted transfer agency services to American Stock Transfer & Trust Company, LLC. Ultimus is entitled to receive a fee in accordance with the agreement and was paid $32,767 for the six months ended December 31, 2022.

The Fund has entered into an agreement with Fifth Third Bank N.A. to serve as the custodian for the Fund’s assets.

NOTE 5. INVESTMENT TRANSACTIONS

During the six months ended December 31, 2022, purchases and sales of investment securities were $981,398 and $3,235,933, respectively.

NOTE 6. INCOME TAX INFORMATION

The cost basis of securities owned for financial statement purposes is lower than the cost basis for income tax purposes by $155,030 due to wash sale adjustments and book-to-tax adjustments to partnership investment. As of December 31, 2022 gross unrealized gains were $10,611,618 and gross unrealized losses were $(1,897,211) for income tax purposes.

Notes to Financial Statements (unaudited) (continued)

Permanent differences accounted for during the year ended June 30, 2022 result from differences between book and tax accounting for the characterization of foreign currency losses, partnership adjustments, and the reclassification of the Fund’s net investment loss for tax purposes. Such amounts have been reclassified as follows:

	Total Distributable Earnings	Additional Paid in Capital
Year ended June 30, 2022	$826,248	$(826,248)

At June 30, 2022, the Fund had $0 short-term and $0 long-term capital loss carryover and utilized $203,259 short-term and $705,958 long-term capital loss carryovers. To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carry forward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitation.

As of June 30, 2022, the Fund had no post-October losses which are deferred until fiscal year 2022 for tax purposes. Capital losses incurred after October 31 (“post-October losses”) within that taxable year are deemed to arise on the first day of the Fund’s next taxable year.

As of June 30, 2022, the Fund had $493,367 of qualified late-year ordinary losses, which are deferred until fiscal year 2023 for tax purposes. Net late-year losses incurred after December 31 within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

In accordance with GAAP, the Fund is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund files an income tax return in the U.S. federal jurisdiction and may file income tax returns in various U.S. states and foreign jurisdictions. Generally the Fund is no longer subject to income tax examinations by major taxing authorities for years before June 30, 2019. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement.

De-recognition of a tax benefit previously recognized results in the Fund recording a tax liability that reduces ending net assets.

The Fund’s policy would be to recognize accrued interest expense to unrecognized tax benefits in interest expense and penalties in operating expenses. There were none for the six months ended December 31, 2022.

The tax character of distributions paid to stockholders during the years ended June 30, 2022 and June 30, 2021 were as follows: ordinary income of $194,711 and $0,

Notes to Financial Statements (unaudited) (continued)

respectively, long-term capital gains of $1,148,768 and $0, respectively, and a return of capital of $4,951,954 and $3,713,781, respectively.

NOTE 7. CAPITAL SHARE TRANSACTIONS

Shares of Common Stock

The Fund has 100,000,000 shares of common stock authorized and 6,654,961 issued and outstanding at December 31, 2022. Transactions in common stock for the six months ended December 31, 2022 were as follows:

Shares at beginning of period	6,553,302
Shares issued in reinvestment of dividends and distributions	440,041
Shares repurchased from tender offering	(338,382)
Shares at end of period	6,654,961

2022 Tender Offers

The Fund’s Board of Directors determined to commence an offer to purchase up to 5%, or 338,382 Shares of the Fund’s issued and outstanding Common Stock. The offer was a cash offer at a price equal to 97.5% of the Fund’s net asset value per share (“NAV”) as of the close of ordinary trading on the NASDAQ Capital Market on November 8, 2022. As a result of Tender Offer 338,382 shares were purchased.

2021 Shelf Registration

The Fund has incurred approximately $67,342 of offering costs in association with a shelf registration, which is recorded as deferred offering costs and will be amortized over the life of the shelf registration if and when new shares are issued. These costs are categorized as deferred offering costs (shelf) on the Statement of Assets and Liabilities. As of December 31, 2022, $0 has been amortized.

2018 Shelf Registration

The Fund incurred approximately $22,558 of offering costs in association with a shelf registration, which was recorded as deferred offering costs and was amortized over the life of the shelf registration as new shares were issued. At the expiration of the offering, $22,558 of offering costs had been amortized.

NOTE 8. INVESTMENT RISKS

Foreign Securities Risk

Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day,

Notes to Financial Statements (unaudited) (continued)

it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk

Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. Dollar. Changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Because the Fund’s assets are primarily invested in securities of Caribbean Basin Companies, and because some portion of revenues and income may be received in foreign currencies while Fund distributions will be made in dollars, the dollar equivalent of the Fund’s net assets and distributions would be adversely affected by reductions in the value of the foreign currencies relative to the dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. Conversely, when the U.S. Dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. Dollars. This risk, generally known as “currency risk,” means that a strong U.S. Dollar may reduce returns for U.S. investors while a weak U.S. Dollar may increase those returns. The Fund is managed with the assumption that most of its stockholders hold their assets in U.S. Dollars. As a result, and because distributions are made in U.S. Dollars, other non-U.S. investors will be adversely affected by reductions in the value of the U.S. Dollar relative to their home currency.

Notes to Financial Statements (unaudited) (continued)

Geographic Concentration Risk

The Fund may invest from time to time a substantial amount of assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Managed Distribution Risk

Under the managed distribution plan, the Fund makes quarterly distributions to stockholders at a rate set once a year that is a percentage of the Fund’s NAV at its most recent fiscal year-end, that may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. A return of capital occurs when some or all of the money that stockholders invested in the Fund is paid back to them. A return of capital does not reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Any such returns of capital will decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a less than opportune time. There is a risk that amendment or termination of the managed distribution plan could have an adverse effect on the market price of the Fund’s shares.

Pandemic Risk

In March 2020, the World Health Organization declared the novel strain of coronavirus (COVID-19) a global pandemic and recommended containment and mitigation measures worldwide. The impact upon the Fund of the COVID-19 pandemic has been significant and remains an ongoing risk to the Fund’s financial position, results of operations and cash flows.

Market Risk

The value of the securities in which the Fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to coronavirus outbreaks and aggressive measures taken world-

Notes to Financial Statements (unaudited) (continued)

wide in response by governments, and by businesses, including changes to operations and reducing staff.

The impact of pandemic risks may last for an extended period of time and result in a substantial economic downturn. Any such impact could adversely affect the Fund’s performance.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated the impact of subsequent events on the Fund, through the date the financial statements were issued, and has determined that there were no subsequent events that required disclosure in the financial statements.

Section 19(a) Notices (unaudited)

The Herzfeld Caribbean Basin Fund, Inc.’s (CUBA) (the “Fund”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

	Currency Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	$0.00	0%	$0.00	0%
Net Realized Short-Term Capital Gains	$0.00	0%	$0.00	0%
Net Realized Long-Term Capital Gains	$0.00	0%	$0.00	0%
Return of Capital(a)	$0.3473	100%	$0.3473	100%
Total (per common share)	$0.3473	100%	$0.3473	100%

(a)

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund are returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Section 19(a) notices for the Fund, are available on the Fund’s website http://www.herzfeld.com/cuba.

Results of November 16, 2022 Stockholders Meeting (unaudited)

The annual meeting of stockholders of the Fund was held on November 16, 2022. At the meeting, two nominees for Board of Directors posts were elected, as follows:

	Votes For	Votes Withheld or Against
John A. Gelety	4,240,079	193,486
Ann S. Lieff	4,223,660	209,904

Quarterly Portfolio Reports (unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s complete schedule of portfolio holdings are on the Fund’s Form N-PORT reports available on the SEC’s website at http://www.sec.gov or on the Fund’s website at http://www.herzfeld.com/cuba.

Proxy Voting Policies and Procedures (unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, and a description of the Fund’s policies and procedures used to determine how to vote proxies relating to its portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC’s website at www.sec.gov.

Privacy Policy (unaudited)

We consider customer privacy to be an essential part of our investor relationships and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former stockholders’ non-public personal information. We have developed policies that are designed to protect this confidentiality, while permitting stockholder needs to be served.

Obtaining Personal Information

While providing stockholders with products and services, we, and certain service providers, such as the Fund’s Transfer Agents and/or Administrators, may obtain non-public personal information about stockholders, which may come from sources such as (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) stockholder transactions, (iv) a stockholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites. The non-public personal information that may be collected from stockholders may include the stockholder’s name, address, tax identification number, birth date, investment selection, beneficiary information, and possibly the stockholder’s personal bank account information and/or email address if the stockholder has provided that information, as well as the stockholder’s transaction and account history with the Fund.

Respecting Your Privacy

We do not disclose any non-public personal information provided by stockholders or gathered by us to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining stockholder accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering stockholder proxies. In many instances, the stockholders will be clients of a third party, but we may also provide a stockholder’s personal and account information to the stockholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to report or disclose personal or account information to third parties in circumstances where we believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by the Fund’s Investment Advisor. In addition, we may disclose information about a stockholder or a stockholder’s accounts to a third party at the stockholder’s request or with the consent of the stockholder.

Procedures to Safeguard Private Information

We are committed to our obligation to safeguard stockholder non-public personal information. In addition to this policy, we have implemented procedures that are designed to limit access to a stockholder’s non-public personal information to internal personnel who require the information to complete tasks, such as processing transactions, maintaining

Privacy Policy (unaudited) (continued)

stockholder accounts or otherwise providing services the stockholder requested. Physical, electronic and procedural safeguards are in place to guard a stockholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Fund, the Investment Advisor or their service providers may use a variety of technologies to collect information that helps the Fund, the Investment Advisor and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. If you are a registered user of the Fund’s or the Investment Advisor’s and/ or their service providers’ website, the Fund or the Investment Advisor, their service providers, or third party firms engaged by the Fund or the Investment Advisor and/or their service providers, may collect or share information submitted by you, which may include personally identifiable information. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Fund and the Investment Advisor do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, we may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

Dividend Reinvestment Plan (unaudited)

Registered holders (“Stockholders”) of shares of common stock, $0.001 par value (“Common Stock”) of Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) will automatically be enrolled (“Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows:

1.

American Stock Transfer & Trust Company, LLC (the “Agent”) will act as agent for each Participant. The Agent will open an account for each registered shareholder as a Participant under the Plan in the same name in which such Participant’s shares of Common Stock are registered.

2.

CASH OPTION. Pursuant to the Fund’s Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions payable in cash (“Distributions”) will be automatically reinvested by the Agent in additional Common Stock of the Fund. Stockholders who elect not to participate in the Plan will receive all cash distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by the Agent, as dividend paying agent. Stockholders and Participants may elect not to participate in the Plan and to receive all cash distributions of dividends and capital gains in cash by sending written instructions to the Agent, as dividend paying agent, at the address set forth below.

3.

MARKET PREMIUM ISSUANCES. If on the payment date for a Distribution, the net asset value per Common Stock is equal to or less than the market price per Common Stock plus estimated brokerage commissions, the Agent shall receive newly issued Common Stock (“Additional Common Stock”) from the Fund for each Participant’s account. The number of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.

4.

MARKET DISCOUNT PURCHASES. If the net asset value per Common Stock exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor to apply the amount of such Distribution on each Participant’s Common Stock to purchase Common Stock on the open market. In the event of a market discount on the payment date, the Agent will have 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all Common Stock purchased by the Agent as Agent shall be the price per Common Stock allocable to each Participant. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Stock as of the payment date, the purchase price paid by Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer Common Stock than if such Distribution had been paid in Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts

Dividend Reinvestment Plan (unaudited) (continued)

to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Stock at the net asset value per Common Stock at the close of business on the last purchase date. Participants should note that they will not be able to instruct the Agent to purchase Common Stock at a specific time or at a specific price. Open-market purchases may be made on any securities exchange where Common Stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase Common Stock within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of Common Stock acquired. The Agent may commingle Participants’ funds to be used for open- market purchases of the Fund’s shares and the price per share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions and other related costs) of all Fund shares purchased by Agent. The rules and regulations of the Securities and Exchange Commission may require the Agent to limit the Agent’s market purchases or temporarily cease making market purchases for Participants.

5.

The market price of Common Stock on a particular date shall be the last sales price on the securities exchange where the Common Stock are listed on that date (currently the NASDAQ Capital Market)(the “Exchange”), or, if there is no sale on the Exchange on that date, then the average between the closing bid and asked quotations on the Exchange on such date will be used. The net asset value per Common Stock on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund.

6.

Whenever the Agent receives or purchases shares or fractional interests for a Participant’s account, the Agent will send such Participant a notification of the transaction as soon as practicable. The Agent will hold such shares and fractional interests as such Participant’s agent and may hold them in the Agent’s name or the name of the Agent’s nominee. The Agent will not send a Participant stock certificates for shares unless a Participant so requests in writing or unless a Participant’s account is terminated as stated below. The Agent will vote any shares so held for a Participant in accordance with any proxy returned to the Fund by such Participant in respect of the shares of which such Participant is the record holder.

7.

There is presently no service charge for the Agent serving as Participants’ agent and maintaining Participants’ accounts. The Agent may, however, charge Participants for extra services performed at their request. The Plan may be amended in the future to impose a service charge. In acting as Participants’ agent under the Plan, the Agent shall be liable only for acts, omissions, losses, damages or expenses caused by the Agent’s willful misconduct or gross negligence. In addition, the Agent shall not be liable for any taxes, assessments or governmental charges which may be levied or assessed on any basis whatsoever in connection with the administration of the Plan.

Dividend Reinvestment Plan (unaudited) (continued)

8.

The Agent may hold each Participant’s Common Stock acquired pursuant to the Plan together with the Common Stock of other Stockholders of the Fund acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of the Agent’s nominee. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable, but in no event later than 60 days, after the date thereof. Participants may request to sell a portion of the Common Stock held by the Agent in their Plan accounts by calling the Agent, writing to the Agent, or completing and returning the transaction form attached to each Plan statement. The Agent will sell such Common Stock through a broker-dealer selected by the Agent within 5 business days of receipt of the request. The sale price will equal the weighted average price of all Common Stock sold through the Plan on the day of the sale, less brokerage commissions. Participants should note that the Agent is unable to accept instructions to sell on a specific date or at a specific price. Any share dividends or split shares distributed by the Fund on Common Stock held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Stockholders rights to purchase additional Common Stock, the Common Stock held for each Participant under the Plan will be added to other Common Stock held by the Participant in calculating the number of rights to be issued to each Participant.

If a Participant holds more than one Common Stock Certificate registered in similar but not identical names or if more than one address is shown for a Participant on the Fund’s records, all of such Participant’s shares of Common Stock must be put into the same name and address if all of them are to be covered by one account. Additional shares subsequently acquired by a Participant otherwise than through the Plan will be covered by the Plan.

9.

The reinvestment of Distributions does not relieve Participants of any federal, state or local taxes which may be payable (or required to be withheld on Distributions.) Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

10.

Each registered Participant may terminate his or her account under the Plan by calling the Agent at (877) 283-0317. Such termination will be effective with respect to a particular Distribution if the Participant’s notice is received by the Agent prior to such Distribution record date. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 60 days prior to the effective date of the termination. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him. If preferred, a Participant may request the sale of all of the Common Shares held by the Agent in his or her Plan account in order to terminate participation in the Plan. If any Participant elects in advance of such termination to have Agent sell part or all of his shares, Agent is authorized to

Dividend Reinvestment Plan (unaudited) (continued)

deduct from the proceeds the brokerage commissions incurred for the transaction. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Agent in writing at the address above.

11.

These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund.

12.	These terms and conditions shall be governed by the laws of the State of Maryland.

As of: December 13, 2019

The Board of Directors of the Fund has suspended the dividend reinvestment plan for the December 2023 quarterly distribution, in connection with the Fund’s cash or stock distribution, as previously announced to shareholders in the Fund’s press release dated November 8, 2022. The dividend reinvestment plan was previously suspended for the quarterly distributions paid on September 30, 2021, December 31, 2021, March 31, 2022, June 30, 2022, September 30, 2022 and December 30, 2022, in connection with stock or cash distributions made on such dates. The Board of Directors may suspend the dividend reinvestment plan in connection with future cash or stock distributions, and any such suspension will be announced to shareholders via press release. In a stock or cash distribution, distributions will be paid in cash or shares of our common stock at the election of stockholders. The total amount of cash distributed to all stockholders will be limited to 20% of the total distribution to be paid, excluding any cash paid for fractional shares. The remainder of the distribution (approximately 80%) will be paid in the form of shares of our common stock. The exact distribution of cash and stock to any given stockholder will be dependent upon his/her election as well as elections of other stockholders, subject to the pro-rata limitation.

Discussion Regarding the Approval of the Investment Advisory Agreement (unaudited)

The Fund’s Board of Directors (the “Board”), including a majority of those directors who are not “interested persons” as such term is defined in the 1940 Act (“Independent Directors”), unanimously approved the continuance of the investment advisory agreement between the Fund and the Advisor (the “Advisory Agreement”) at a meeting held on August 4, 2022.

In connection with its approval of the continuance of the Advisory Agreement, the Independent Directors noted that they were provided with written materials provided by the Advisor and by the Fund’s legal counsel including (i) a memorandum from the Fund’s legal counsel regarding the Directors’ responsibilities in evaluating and approving the Advisory Agreement, (ii) responses from the Advisor containing detailed information about the Advisor’s services to the Fund, Fund performance, allocation of Fund transactions, compliance and administration information, and the compensation received by the Advisor from the Fund; (iii) a copy of the Advisory Agreement between the Fund and the Advisor; (iv) the Advisor’s Form ADV Parts 1A and 2A; (v) audited financial statements for the Advisor for the year-ended December 31, 2021 and unaudited financial statements for the six months ended June 30, 2022; (vi) comparative performance data for the Fund relative to peer funds (foreign equity funds including emerging market and Latin American regional and single country funds) for the six-month and the twelve-month periods ended June 30, 2022 and (vii) comparative statistics and expense ratios and fee data for the Fund relative to foreign equity closed-end peer funds.

During its deliberations on whether to approve the continuance of the Advisory Agreement, the Board considered many factors. The Board considered the nature, extent and quality of the services to be provided by the Advisor and determined that such services will meet the needs of the Fund and its stockholders. The Board reviewed the services provided to the Fund by the Advisor as compared to services provided by other advisers that manage investment companies with investment objectives, strategies and policies similar to those of the Fund, the Advisor’s history and experience providing investment services to the Fund, and its knowledge of the closed-end fund industry’s use of leverage. The Board concluded that the nature, extent and quality of the services provided by the Advisor were appropriate and consistent with the terms of the Advisory Agreement, that the quality of those services had been consistent with industry norms and that the Fund was likely to benefit from the continued provision of those services. The Board also concluded that the Advisor had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated an ability to retain qualified personnel.

Both at the meeting and on an ongoing basis throughout the year, the Board considered and evaluated the investment performance of the Fund and reviewed the Fund’s performance relative to other investment companies and funds investing in emerging markets, Latin America, and foreign issuers. The Board considered performance of the Fund, noting that the Fund’s net asset value performance was reasonable compared to funds used in the comparative data for the six-month and twelve-month periods ended June 30, 2022, but noted that there were no other funds focused on the Caribbean Basin region. The Board concluded that the performance of the Fund was within an acceptable range of performance relative to other funds used in the comparisons.

Discussion Regarding the Approval of the Investment Advisory Agreement (unaudited) (continued)

The Board considered the costs of the services provided by the Advisor, the compensation and benefits received by the Advisor as a result of providing services to the Fund, as well as the Advisor’s profitability. The Board considered the advisory fees paid to the Advisor by the Fund and relevant comparable fee data and statistics of Latin American-specialist and small foreign equity funds. The Board noted that there are no funds with which to make a direct comparison because of the Fund’s unique strategy. The Board also noted that the Fund is smaller than many Latin American regional funds, and therefore its total expense ratio is relatively higher than funds presented in the comparison. The Board further discussed the services provided by the Advisor and concluded that the advisory services performed were satisfactory and that the fee charged was reasonable and not excessive. The Board concluded that the Advisor’s fees and profits derived from its relationship with the Fund in light of its expenses, were reasonable in relation to the nature, quality and extent of the services provided, taking into account the fees charged by other advisers for managing comparable funds.

The Board also considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of stockholders. The Board recognized that because of the closed-end structure of the Fund, and because there is no influx of additional capital expected, this particular factor is less relevant to the Fund than it would typically be to an open-end fund. The Board discussed that the potential for the Fund to achieve economies of scale was limited because the Fund is a closed-end fund.

The Board also considered in its deliberations the Advisor’s services and performance as discussed during regular Board meetings held throughout the year, including the Board’s discussion of the Fund’s investment objective, long-term performance, investment style and process. The Board noted the high level of diligence with which it reviews and evaluates the Advisor throughout the year and the extensive information provided with respect to the Advisor’s performance and the Fund’s expenses on a quarterly basis. The Board also considered whether any events occurred or whether additional information or data was necessary for their review that would constitute a reason not to renew the Agreement and concluded there were not.

After further consideration of the factors discussed above and information presented at the August 4, 2022 meeting and at previous meetings of the Board, the Board and the Independent Directors determined to continue the Advisory Agreement for an additional one-year period. In arriving at its decision, the Board and the Independent Directors did not identify any single matter, factor or consideration as controlling.

Officers and Directors

Officers

ERIK M. HERZFELD
President

THOMAS K. MORGAN
Chief Compliance Officer and
Assistant Secretary

ALICE H. THAM
Secretary

ZACHARY P. RICHMOND
Treasurer

Directors

THOMAS J. HERZFELD
Interested Director, and Chairman
of the Board

JOHN A. GELETY
Independent Director

CECILIA L. GONDOR
Independent Director

ANN S. LIEFF
Independent Director

KAY W. TATUM, Ph.D.
Independent Director

Portfolio Managers

THOMAS J. HERZFELD
Portfolio Manager

ERIK M. HERZFELD
Portfolio Manager

RYAN M. PAYLOR
Portfolio Manager

Herzfeld-SAR-22

THE HERZFELD CARIBBEAN BASIN FUND, INC.

119 Washington Avenue
Suite 504
Miami Beach, FL 33139

(b) Not applicable.

ITEM 2. CODE OF ETHICS

Not applicable – disclosed with annual report

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable – disclosed with annual report

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable – disclosed with annual report

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable – disclosed with annual report

ITEM 6. INVESTMENTS

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable – disclosed with annual report

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable – disclosed with annual report

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUND MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (beginning July 1, 2022 and ending July 31, 2022)	0	n/a	n/a	n/a
Month #2 (beginning August 1, 2022 and ending August 31, 2022)	0	n/a	n/a	n/a
Month #3 (beginning September 1, 2022 and ending September 30, 2022)	0	n/a	n/a	n/a
Month #4 (beginning October 1, 2022 and ending October 31, 2022)	0	n/a	n/a	338,382
Month #5 (beginning November 1, 2022 and ending November 30, 2022)	0	n/a	338,382*	0
Month #6 (beginning December 1, 2022 and ending December 31, 2022)	0	n/a	n/a	n/a
Total	0	n/a	338,382	338,382

*	The Registrant has adopted a self-tender policy pursuant to which the Registrant has undertaken to conduct a tender offer within ninety (90) days after a fiscal year-end (June 30th) of 5% of outstanding shares of the Fund at 97.5% of NAV if the average discount was greater than 10% for the fiscal year just ended.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Not applicable – filed with annual report

(a)(2) Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(1) Not applicable.

(2) Change in the registrant’s independent public accountants: Not applicable.

(a)(3) Not applicable.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Herzfeld Caribbean Basin Fund, Inc.

By:	/s/ Erik M. Herzfeld
Erik M. Herzfeld
President
(principal executive officer)
Date: March 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Erik M. Herzfeld
Erik M. Herzfeld
President
(principal executive officer)
Date: March 1, 2023

By:	/s/ Zachary P. Richmond
Zachary P. Richmond
Treasurer (Chief Financial Officer)
Date: March 1, 2023